                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                    FORM 8-K


                                 Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               SEPTEMBER 6, 2000
              (Date of Report--Date of Earliest Event Reported)



                                  D.R. HORTON, INC.
               (Exact Name of Registrant as Specified in Charter)


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          DELAWARE                     1-14122                       75-2386963
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
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
  of Incorporation)
----------------------------------------------------------------------------------------------


          1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
          -----------------------------------------------------------
                  (Address of Principal Executive Offices)

                                    (817) 856-8200
               ----------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)

         -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     Exhibit 1.1 hereto is the Underwriting Agreement, dated as of September 6, 2000, among D.R. Horton, Inc., the Guarantors named therein and Salomon Smith Barney Inc.

     Exhibit 4.1(a) hereto is the Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc.

     Exhibit 4.1(b) hereto is the First Supplemental Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9-3/4% Senior Subordinated Notes due 2010 of D.R. Horton, Inc.

     Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

     Exhibit 25.1 hereto is the statement of eligibility of trustee on Form T-1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       EXHIBITS.

          1.1 Underwriting Agreement, dated as of September 6, 2000, among D.R. Horton, Inc., the Guarantors named therein and Salomon Smith Barney Inc.

          4.1(a) Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc.

          4.1(b) First Supplemental Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9-3/4% Senior Subordinated Notes due 2010 of D.R. Horton, Inc.

          12.1 Statement of computation of ratios of earnings to fixed charges.

          25.1     Statement of eligibility of trustee on Form T-1.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 7, 2000


                                           D. R. Horton, Inc.

                                           By: /s/ Donald R. Horton
                                              ------------------------------
                                              Donald R. Horton
                                              Chairman of the Board

                                   INDEX TO EXHIBITS


          EXHIBITS.

          1.1 Underwriting Agreement, dated as of September 6, 2000, among D.R. Horton, Inc., the Guarantors named therein and Salomon Smith Barney Inc.

          4.1(a) Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc.

          4.1(b) First Supplemental Indenture, dated as of September 11, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9-3/4% Senior Subordinated Notes due 2010 of D.R. Horton, Inc.

          12.1 Statement of computation of ratios of earnings to fixed charges.

          25.1     Statement of eligibility of trustee on Form T-1.